Exhibit 10.12

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AS SET FORTH IN SECTIONS 5.3 AND 5.4 BELOW, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND LAWS OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM SUCH REGISTRATION.
WARRANT TO PURCHASE SHARES OF COMMON STOCK
Company: ForeScout Technologies, Inc., a Delaware corporation
Number of Shares: As set forth below
Type/Series of Stock: Common Stock, $0.001 par value per share
Warrant Price: $0.001 per Share, subject to adjustment
Issue Date: [        ], 2014

Expiration Date: As set forth below
This Warrant to Purchase Stock (“Warrant”) is issued in connection with that certain Series F Preferred Stock Purchase Agreement dated September 8, 2014 among the investors listed on Exhibit A thereto and the Company (as amended and/or modified and in effect from time to time, the “SPA”).
THIS WARRANT CERTIFIES THAT, for good and valuable consideration, the receipt of which is hereby acknowledged, this Warrant issued to [        ] (together with any successor or permitted assignee or transferee of this Warrant or of any shares issued upon exercise hereof, “Holder”) by ForeScout Technologies, Inc. (the “Company”).
SECTION 1. PURCHASE OF SHARES.
1.1    Number of Shares. Subject to the terms and conditions set forth herein, the Holderis entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder in writing), to purchase from the Company, at the above-stated Warrant Price per share, up to such number of fully paid and nonassessable shares (“Shares”) of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”) as are computed by using the following formula (the “Number of Shares”):
Z = (N*C) * ((T/(P*C))-1)
where:
Z = the number of shares of Common Stock the Holder is entitled to purchase pursuant to the terms and conditions of this Warrant.
C = the number of shares of Common Stock that each share of the Company’s Series F Preferred Stock converts into pursuant to the Company’s Amended and Restated Certificate of Incorporation, as may be amended from time to time, in connection with the Initial Public Offering.

N = the number of shares of the Company’s Series F Preferred Stock sold and issued to Holder at the Closing (as defined in the SPA).
P = the price per share of the Company’s Common Stock offered to the public and stated on the cover of the final prospectus filed with the U.S. Securities Exchange Commission in connection with the Initial Public Offering (as defined below).
T = $8.50 (the “Target”); provided that if the Company subdivides the outstanding shares of its Series F Preferred Stock by reclassification or otherwise into a greater number of shares, the Target shall be proportionately decreased, and if the outstanding shares of the Company’s Series F Preferred Stock are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Target shall be proportionately increased.
provided however, that if the formula to calculate the Number of Shares produces a number that is equal to or less than zero, this Warrant shall terminate and not be exercisable for any Shares.
SECTION 2. EXERCISE.
2.1    Exercise Period. Upon the closing of an Initial Public Offering (the “Vesting Date”), this Warrant shall become exercisable and, if this Warrant becomes exercisable, it shall remain exercisable until the earlier of (i) a Deemed Winding Up (as defined below), and (ii) the one (1) year anniversary of the Initial Public Offering (the “Expiration Date”). The “Initial Public Offering” means the closing of the Company’s first sale of its Common Stock pursuant to a registration statement under the Securities Act of 1933, as amended (the “Act”) (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction). “Deemed Winding Up” shall mean the earliest of any of the following events: a liquidation, dissolution or winding up of the Company shall be deemed to be occasioned by, or to include, (A) any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than fifty percent (50%) of the voting power of the surviving entity immediately after such consolidation, merger or reorganization, provided that that shares of the surviving or resulting corporation, or of the parent corporation of such surviving or resulting corporation, held by stockholders of the Company acquired by means other than the exchange or conversion of the shares of the Company in such consolidation, merger or reorganization shall not be used in determining if the shares of the Company outstanding immediately prior to such merger or consolidation continue to represent, or are converted or exchanged for shares which represent, immediately following such merger or consolidation the aforesaid majority but shall be used for determining the total outstanding voting power of the surviving or resulting entity; (B) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of the Company; (C) a sale, lease or other disposition of all or substantially all of the assets of the Company; or (D) the exclusive perpetual license of all or substantially all of the Company’s intellectual property used in generating all or substantially all of the Company’s revenue; provided, however, that a transaction shall not be deemed to by a liquidation, dissolution or winding up if its sole purpose is to change the state of the Company’s incorporation.
2.2    Method of Exercise. If this Warrant becomes exercisable in accordance with Section 2.1 above, the Holder may exercise this Warrant prior to the Expiration Date, in whole or in part, by delivering to the Company the original of this Warrant (or an affidavit of lost certificate issue in accordance with Section 2.6 below) together with a duly executed Notice of Exercise in substantially the form attached hereto as Appendix 1 and, unless Holder is exercising this Warrant pursuant to a cashless exercise set forth in Section 2.3, a check, wire transfer of same-day funds (to an account designated by the Company), or other form of payment acceptable to the Company for an amount equal to the Warrant Price multiplied by the Number of Shares being purchased.
2.3    Cashless Exercise. On any exercise of this Warrant, in lieu of payment of the Warrant Price per share therefor in the manner as specified in Section 2.2 above, but otherwise in accordance with the requirements of Section 2.2, Holder may elect to receive Shares equal to the net value of this Warrant, or portion hereof as to which this Warrant is being exercised. Thereupon, the Company shall issue to the Holder such number of fully paid and non-assessable Shares as are computed using the following formula:

X	=	Y	x	(A-B)
A
where:
X =    the number of Shares to be issued to the Holder;
Y =    the number of Shares with respect to which this Warrant is being exercised
(inclusive of the Shares surrendered to the Company in payment of the aggregate Warrant Price);
A =    the Fair Market Value (as determined pursuant to Section 2.4 below) of one Share; and
B =    the Warrant Price.
2.4    Fair Market Value. For purposes of this Section 2, the “Fair Market Value” of Share on the date of calculation shall mean with respect to each Share:

(A)
If shares of Common Stock are then traded or quoted on a nationally recognized securities exchange, inter-dealer quotation system or over-the-counter market (a “Trading Market”), the closing price or last sale price of a share of Common Stock reported for the Business Day immediately before the date on which Holder delivers this Warrant together with its Notice of Exercise to the Company; and

(B)	If shares of Common Stock are not then traded in a Trading Market, the Board of Directors of the Company shall determine the fair market value of a Share in its reasonable good faith judgment.

2.5    Delivery of Certificate and New Warrant. Within a reasonable time after Holder exercises this Warrant in the manner set forth in Section 2.2 or 2.3 above, the Company shall deliver to Holder a certificate representing the Shares issued to Holder upon such exercise and, if this Warrant has not been fully exercised and has not expired, a new warrant of like tenor representing the Shares not so acquired.
2.6    Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form, substance and amount to the Company or, in the case of mutilation, on surrender of this Warrant to the Company for cancellation, the Company shall, within a reasonable time, execute and deliver to Holder, in lieu of this Warrant, a new warrant of like tenor and amount.
SECTION 3. ADJUSTMENTS TO THE SHARES AND WARRANT PRICE.
3.1    Stock Dividends, Splits, Etc. If the Company declares or pays a dividend or distribution on the outstanding shares of Common Stock payable in additional shares of Common Stock or other securities or property (other than cash), then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without additional cost to Holder, the total number and kind of securities and property which Holder would have received had Holder owned the Shares of record as of the date the dividend or distribution occurred. If, following the closing of the Initial Public Offering, the Company subdivides the outstanding shares of Common Stock by reclassification or otherwise into a greater number of shares, the number of Shares purchasable hereunder shall be proportionately increased and the Warrant Price shall be proportionately decreased. If, following the closing of the Initial Public Offering, the outstanding shares of Common Stock are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased and the number of Shares shall be proportionately decreased.
3.2    Reclassification, Exchange, Combinations or Substitution. Upon any event (other than a Deemed Winding Up) whereby all of the outstanding shares of Common Stock are reclassified, exchanged, combined, substituted, or replaced for, into, with or by Company securities of a different class and/or series, then from and after the consummation of such event, this Warrant will be exercisable for the number, class and series of Company securities that Holder would have received had the Shares been outstanding on and as of the consummation of such event, and subject to further adjustment thereafter from time to time in accordance with the provisions of this Warrant. The provisions of this Section 3.2 shall similarly apply to successive reclassifications, exchanges, combinations substitutions, replacements or other similar events.
3.3    No Fractional Share. No fractional Share shall be issuable upon exercise of this Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional Share interest arises upon any exercise of the Warrant, the Company shall eliminate such fractional Share interest by paying Holder in cash the amount computed by multiplying the fractional interest by (i) the fair market value (as determined in accordance with Section 2.4 above) of a full Share, less (ii) the then-effective Warrant Price.

3.4    Notice/Certificate as to Adjustments. Upon each adjustment of the Warrant Price, Common Stock and/or number of Shares, the Company, at the Company’s expense, shall notify Holder in writing within a reasonable time setting forth the adjustments to the Warrant Price, Common Stock and/or number of Shares and facts upon which such adjustment is based. The Company shall, upon written request from Holder, furnish Holder with a certificate of its Chief Financial Officer, including computations of such adjustment and the Warrant Price, Common Stock and number of Shares in effect upon the date of such adjustment.
3.5    Notice of Certain Events. If the Company proposes at any time to:
(a) declare any dividend or distribution upon the outstanding shares of the Common Stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend;
(b) offer for subscription or sale pro rata to the holders of the outstanding shares of the Common Stock any additional shares of any class or series of the Company’s stock (other than pursuant to contractual pre-emptive rights);
(c) effect any reclassification, exchange, combination, substitution, reorganization or recapitalization of the outstanding shares of the Common Stock; or
(d) effect a Deemed Winding Up;
then, in connection with each such event, the Company shall give Holder:
(1) in the case of the matters referred to in (a) and (b) above, at least five (5) Business Days prior written notice of the earlier to occur of the effective date thereof or the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of outstanding shares of the Common Stock will be entitled thereto) or for determining rights to vote, if any; and
(2) in the case of the matters referred to in (c) and (d) above at least five (5) Business Days prior written notice of the date when the same will take place (and specifying the date on which the holders of outstanding shares of the Common Stock will be entitled to exchange their shares for the securities or other property deliverable upon the occurrence of such event and such reasonable information as Holder may reasonably require regarding the treatment of this Warrant in connection with such event giving rise to the notice).
SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE HOLDER.
The Holder represents and warrants to, and agrees with, the Company as follows:
4.1    Purchase for Own Account. This Warrant and the Shares to be acquired upon exercise of this Warrant by Holder are being acquired for investment for Holder’s account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Act. Holder also represents that it has not been formed for the specific purpose of acquiring this Warrant or the Shares.

4.2    Disclosure of Information. Holder is aware of the Company’s business affairs and financial condition and has received or has had access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities. Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Holder or to which Holder has access.
4.3    Investment Experience. Holder understands that the purchase of this Warrant andits underlying securities involves substantial risk. Holder has experience as an investor in securities of companies in the development stage and acknowledges that Holder can bear the economic risk of such Holder’s investment in this Warrant and its underlying securities and has such knowledge and experience in financial or business matters that Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying securities and/or has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Holder to be aware of the character, business acumen and financial circumstances of such persons.
4.4    Accredited Investor Status. Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Act.
4.5    The Act. Holder understands that this Warrant and the Shares issuable upon exercise hereof have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder’s investment intent as expressed herein. Holder understands that this Warrant and the Shares issued upon any exercise hereof must be held indefinitely unless subsequently registered under the Act and qualified under applicable state securities laws, or unless exemption from such registration and qualification are otherwise available. Holder is aware of the provisions of Rule 144 promulgated under the Act.
4.6    No Voting Rights. Holder, as a Holder of this Warrant, will not have any voting rights until the exercise of this Warrant.
SECTION 5. MISCELLANEOUS.
5.1. Transfer of Warrant; Further Limitations on Disposition; Legends
(a)    Transfer of Warrant. This Warrant is not transferable by the Holder and any attempted transfer shall be void; provided however that Holder may transfer this Warrant to any Permitted Transferee (as defined in the Amended and Restated Investors’ Rights Agreement dated as of August 25, 2014, as amended and in effect from time to time (the “IRA”)).
(b)    Further Limitations on Disposition. Holder agrees not to make any disposition of all or any portion of the Shares unless and until the transferee has agreed in writing for the benefit of the Company to be bound by the terms of this Warrant, including, without limitation, this Section 5.1 and Section 5.3 hereof, and:

(i)    there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or
(ii)    the Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in extraordinary circumstances.
(c)    Legends. Each certificate evidencing Shares shall be imprinted with a legend in substantially the following form:
“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.”
5.2    California Corporate Securities Law. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS WARRANT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS WARRANT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.
5.3    Holdback Agreement. Holder agrees that the Shares shall be subject to, and Holder shall be bound as a holder of “Preferred Registrable Securities” in respect thereof by, the provisions of Section 1.4 of the IRA.
5.4    Notices. All notices and other communications hereunder from the Company to the Holder, or vice versa, shall be deemed delivered and effective (i) when given personally, (ii) on the third (3rd) Business Day after being mailed by first-class registered or certified mail, postage prepaid, (iii) upon actual receipt if given by facsimile or electronic mail and such receipt is confirmed in writing by the recipient, or (iv) on the first Business Day following delivery to a reliable overnight courier service, courier fee prepaid, in any case at such address as may have been furnished to the Company or Holder, as the case may be, in writing by the Company or such Holder from time to time in accordance with the provisions of this Section 5.4. All notices to Holder shall be addressed as indicated on the signature page hereto, and notice to the Company shall be addressed as follows until Holder receives notice of a change in address:
ForeScout Technologies, Inc.
Attn: Chief Financial Officer
900 East Hamilton Avenue, Suite 300
Campbell, CA 95008
Telephone:
Facsimile:
Email: charms@forescout.com
With a copy (which shall not constitute notice) to:
Goodwin Procter LLP
Attn: David Van Horne
3 Embarcadero Center, 24th Floor
San Francisco, CA 94111
T: 415-733-6072
F: 415-677-9041
Email: dvanhorne@goodwinprocter.com
5.5    Amendment or Waiver. Any term of this Warrant may be amended or waived upon written consent of the Company and the Holder. This Warrant and any term hereof may be changed, waived, discharged or terminated (either generally or in a particular instance and either retroactively or prospectively) only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.
5.6    Attorneys’ Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees.
5.7    Counterparts; Facsimile/Electronic Signatures. This Warrant may be executed in counterparts, all of which together shall constitute one and the same agreement. Any signature page delivered electronically or by facsimile shall be binding to the same extent as an original signature page with regards to any agreement subject to the terms hereof or any amendment thereto.
5.8    Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to its principles regarding conflicts of law.
5.9    Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.
5.10    Business Days. “Business Day” is any day that is not a Saturday, Sunday or a day on which banks in San Francisco, California are closed.

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[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Warrant to Purchase Stock to be executed by their duly authorized representatives effective as of the Issue Date written above.
"COMPANY"
FORESCOUT TECHNOLOGIES, INC.

By:	/s/ T. Kent Elliott

Name:	T. Kent Elliott
(Print)

Title:	Chief Executive Officer

"HOLDER" [ ]
By:

(Signature)

Name:
(Print)

Title:

Address:

APPENDIX 1
NOTICE OF EXERCISE
1.    The undersigned Holder hereby exercises its right to purchase shares of the Common Stock of ForeScout Technologies, Inc. (the “Company”) in accordance with the attached Warrant To Purchase Shares of Common Stock, and tenders payment of the aggregate Warrant Price for such shares as follows:
[    ]    check in the amount of $     payable to order of the Company
enclosed herewith
[    ]    Wire transfer of immediately available funds to the Company’s account
[    ]    Cashless Exercise pursuant to Section 2.3 of the Warrant
[    ]    Other [Describe]
2.    Please issue a certificate or certificates representing the Shares in the name specified below:

Holder's Name

(Address)
3.    By its execution below and for the benefit of the Company, Holder hereby restates each of the representations and warranties in Section 4 of the Warrant to Purchase Stock as of the date hereof.

HOLDER:

By:

Name:

Title:

(Date):